Forward-Looking Statements October 2017

TrueBlue at a Glance

124,000
Clients served annually with strong diversity[1]

815,000
People connected to work during 2016

One of the largest U.S. industrial staffing providers

#1
Largest global RPO provider[2]

2012-2016 Adjusted EBITDA CAGR[3]
20% Growth

2012-2016 Average Return on Equity[4]
16% Return

$2.8B
2016 Revenue

PeopleScout recognized as a Leader and Star Performer by Everest, Leader by NelsonHall and consistently ranked as a Top Provider by HRO Today

TrueBlue has been named to Forbes' list of America's Most Trustworthy Companies

Founding member of the U.S. Chamber of Commerce Veterans Employment Advisory Council

Staff Management | SMX charter member of the U.S. Immigration and Customs Enforcement IMAGE Program

[1] No single customer accounts for more than 2% of total revenue on a TTM 1/1/17 basis, pro forma for reductions in use of contingent labor by Amazon announced in 2016.
[2] Source: Everest Group. Overall recruitment process outsourcing rankings by annual number of hires (2016).
[3] See the appendix to this presentation and "Financial Information" in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.
[4] Calculated as Adjusted Net Income divided by average shareholder's equity over the prior four quarters.

October 2017 3

Investment Highlights

Specialized Service Offerings to Meet Client Needs October 2017 7% of Revenue / 20% of Adj. EBITDA2 34% of Revenue / 16% of Adj. EBITDA2 59% of Revenue / 64% of Adj. EBITDA2 1 Also includes management of service provider business, which provides customers with improved quality and spend management of their contingent labor vendors. 2 Revenue and Adjusted EBITDA mix calculations based on FY-2016; Adjusted EBITDA mix calculations exclude Corporate unallocated expenses.

Solving Workforce Challenges Globally October 2017 complex global diverse age 65 will be almost double worker shortage growth robust workforce solutions

Construction Manufacturing Transport & Wholesale Retail In d u s tr y D y n a m ic s             Housing Starts Have Not Kept Pace U.S. Manufacturing Renaissance Wholesale Trade At New High E-commerce Growing % of Retail Sales Source: U.S. Census Bureau Source: U.S. Board of Governors of the Federal Reserve System (FRB) Source: Bureau of Labor Statistics Source: U.S. Census Bureau 60 65 70 75 80 85 90 95 100 105 110 19 90 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 Industrial Production Index 3.0 3.5 4.0 4.5 5.0 5.5 19 90 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 Transportation and Warehousing Employment Millions Strong Position in Attractive Vertical Markets October 2017 - 500 1,000 1,500 2,000 2,500 150 170 190 210 230 250 270 290 310 330 350 19 70 19 75 19 80 19 85 19 90 19 95 20 00 20 05 20 10 20 15 US Population Housing Permits Millions Thousands 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 E-commerce % of Retail Sales

7% Growing Market Capitalizing on Secular Forces in Industrial Staffing October 2017       o o  o o      Positive Demographic Trends Temp Penetration Growth Compelling Technology Rise of E-commerce On-Shoring Comeback 1 Source: Staffing Industry Analysts. 2 Source: TrueBlue estimate based on 7% CAGR from 2016 to 2020. 3 Source: Bureau of Labor Statistics.

Strength of TrueBlue's PeopleScout Business

PeopleScout at a Glance

Trusted global leader in RPO[1] solutions

- In 2016, PeopleScout placed over 268,000 individuals into permanent jobs with 200 customers
- High client retention (~98%)
- Consistently ranked as a top provider by Everest, NelsonHall and HRO Today

Strong client value proposition

- Clients are increasingly turning to RPO to efficiently scale full-time recruiting functions
- Sophisticated service offerings deliver higher quality candidates, reduce fill-times and free up the client to focus on core business

Attractive growth market

- The global RPO market is expected to be $9 billion by 2020, with an annual growth CAGR of 15%+[2]
- The U.S. is currently the largest, most developed market for RPO, but markets in Europe and Asia are also rapidly developing

Global expansion opportunity

- PeopleScout has a strong global footprint (offices in the U.S., Canada, Australia, Poland, and India)
- Clients increasingly seeking services to support global operations
- Excellent potential for further global expansion both organically and via acquisitions (~15% of 2016 revenue came from placements beyond North America)

Increasing Importance to TrueBlue

PeopleScout % of Total Company Results


Revenue
Adjusted EBITDA[3]
4%
5%
7%
20%
FY-15
FY-16

High Margin Business

Adjusted EBITDA Margin[3]


PeopleScout
TBI Total
9%
18%
FY-15
FY-16

[1] PeopleScout offers recruitment process outsourcing (RPO) as well as management of services providers.
[2] Source: Nelson Hall.
[3] We have two primary measures of segment performance: revenue from services and segment earnings before interest, taxes, depreciation and amortization ("Segment EBITDA"). There is no difference between Segment EBITDA and Adjusted EBITDA for PeopleScout for FY 2015; see reconciliation for FY 2016 in the appendix.

October 2017 9

Disciplined Cash Management and Strong Balance Sheet October 2017 1 Calculated as net cash provided by operating activities, minus purchases for property and equipment. See the appendix to this presentation and “Financial Information” in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results 2 Calculated as Adjusted Net Income divided by average shareholders’ equity at the end of the prior four quarters.    $34 $73 $31 $54 $233 2012 2013 2014 2015 2016 No Debt 0.4x 1.7x 1.7x 0.9x 2012 2013 2014 2015 2016 13% 14% 17% 17% 17% 2012 2013 2014 2015 2016 millions

Strategic Priorities October 2017

PeopleReady Transition

peopleready
A TRUEBLUE COMPANY

Legacy branch based business transitioned to one brand/one system.

Strategic Rationale

Expanding Scope of Services

- Within our legacy structure, only 12 of our top 40 markets had access to all 3 service lines.
- PeopleReady will bring more specialized services to more markets while leveraging central resources to streamline operations.

Increasing Operational Agility

- >50% of PeopleReady's revenue is generated from customers who already work with multiple brands; single point of contact makes it easier.
- One set of operating procedures and systems provide a better customer experience empowering staff to move quickly and capture market share.

Larger Talent Pool

- Associates and customers benefit from scale when information is visible across all systems.
- Common information systems and compelling new technology platforms (i.e. mobile app) increases our ability to attract a more diverse population of workers.

Priorities

Grow Market Share	Streamline Brand Structure

October 2017 12

JobStack Mobile App – A Competitive Differentiator October 2017 CUSTOMER ASSOCIATE Mobile Technology Feature… Driving Value for TrueBlue… 24/7 order creation / viewing Round-the-clock revenue generation Real-time order fill rates Improved customer and experience ratings Lift quality Worksite ratings Enhanced communication and safety Control work week / set availability Tap into larger and more diverse talent pool

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted Net Income

(Unaudited, in thousands, except per share data)	53 Weeks Ended Jan 1, 2017	52 Weeks Ended Dec 25, 2015	52 Weeks Ended Dec 26, 2014	52 Weeks Ended Dec 27, 2013	52 Weeks Ended Dec 28, 2012
Net income (loss)	$ (15,251)	$ 71,247	$ 65,675	$ 44,924	$ 33,629
Acquisition/integration and other costs (1)	12,223	5,135	5,220	7,375	—
Amortization of intangible assets of acquired businesses (2)	27,069	19,903	12,046	4,939	3,095
Goodwill and intangible impairment charge (3)	103,544	—	—	—	—
Tax effective of adjustments to net income (loss) (4)	(39,994)	(7,011)	(4,834)	(3,448)	(867)
Adjust income taxes to normalized effective rate (5)	606	(1,805)	(6,747)	(1,049)	5,687
Adjusted net income (6)	$ 88,197	$ 87,469	$ 71,360	$ 52,741	$ 41,544
Adjusted net income, per diluted share (6)	$ 2.10	$ 2.10	$ 1.73	$ 1.30	$ 1.04
Diluted weighted average shares outstanding	41,968	41,622	41,176	40,502	39,862

1. Acquisition/integration and other costs related to the acquisition of the recruitment process outsourcing business of Aon Hewitt, which was completed on January 4, 2016, the acquisition of SIMOS, which was completed on December 1, 2015, the acquisition of Seaton, which was completed on June 30, 2014, the acquisition of MDT, which was completed on February 4, 2013, the acquisition of The Work Connection, which was completed October 1, 2013 and the acquisition of certain assets of Crowley Transportation Services, which was completed June 2013. In addition, other charges for the fiscal year ended January 1, 2017, consist of costs of $2.6 million associated with our exit from the Amazon delivery business, $1.3 million adjustment to increase the earn-out associated with the acquisition of SIMOS, and branch signage write branch signage write-offs of $1.6 million due to our re-branding to PeopleReady.
2. Amortization of intangible assets of acquired businesses as well as accretion expense related to the SIMOS acquisition earn-out.
3. The Goodwill and intangible asset impairment charge for the fiscal year ended January 1, 2017, included $99.3 million of impairment charges relating to our Staff Management I SMX, hrX, and PlaneTechs reporting units, and write-off of the CLP and Spartan reporting unit trade names/trademarks of $4.3 million due to the re-branding to PeopleReady.
4. Total tax effect of each of the adjustments to U.S. GAAP Net income (loss) per diluted share using the ongoing rate of 28%.
5. Adjusts the effective income tax rate to the expected ongoing rate of 28%.
6. Adjusted net income and Adjusted net income per diluted share are non-GAAP financial measures, which exclude from Net income (loss) and Net income (loss) on a per diluted share basis, costs related to acquisition/integration and other costs, goodwill and intangible asset impairment charge, amortization of intangibles of acquired businesses as well as accretion expense related to acquisition earn-out, tax effect of each adjustment to U.S. GAAP Net income (loss), and adjusts income taxes to the expected ongoing effective tax rate. Adjusted net income and Adjusted net income per diluted share are key measures used by management to assess performance and, in our opinion, enhance comparability and provide investors with useful insight into the underlying trends of the business. Adjusted net income and Adjusted net income per diluted share should not be considered measures of financial performance in isolation or as an alternative to net income (loss) or net income (loss) per diluted share in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Adjusted net income and net income per diluted share previously excluded the third-party processing fees associated with generating Work Opportunity Tax Credits.

October 2017 15

Reconciliation of U.S. GAAP Net Income (Loss) to EBITDA and Adjusted EBITDA

(Unaudited, in thousands)	53 Weeks Ended Jan. 1 2017	52 Weeks Ended Dec. 25, 2015	52 Weeks Ended Dec. 26, 2014	52 Weeks Ended Dec 27, 2013	52 Weeks Ended Dec 28, 2012
Net income (loss)	$ (15,251)	$ 71,247	$ 65,675	$ 44,924	$ 33,629
Income tax expense (benefit)	(5,089)	25,200	16,169	16,013	20,976
Interest and other expense (income), net	3,345	1,395	(116)	(1,354)	(1,569)
Depreciation and amortization	46,692	41,843	29,474	20,472	18,890
EBITDA (1)	29,697	139,685	111,202	80,055	71,926
Acquisition/integration and other costs (2)	12,223	5,135	5,220	7,375	—
Goodwill and intangible asset impairment charge (3)	103,544	—	—	—	—
Work Opportunity Tax Credit processing fees (4)	1,858	2,352	3,020	1,276	—
Adjusted EBITDA (1)	$ 147,322	$ 147,172	$ 119,442	$ 88,706	$ 71,926

1. EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes from Net income (loss) interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes from EBITDA costs related to acquisition/integration and other costs, goodwill and intangible asset impairment charge, and Work Opportunity Tax Credit third-party processing fees. EBITDA and Adjusted EBITDA are key measures used by management to assess performance and, in our opinion, enhance comparability and provide investors with useful insight into the underlying trends of the business. EBITDA and Adjusted EBITDA should not be considered measures of financial performance in isolation or as an alternative to Income from operations in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.
2. Acquisition/integration and other costs related to the acquisition of the recruitment process outsourcing business of Aon Hewitt, which was completed on January 4, 2016, the acquisition of SIMOS, which was completed on December 1, 2015, the acquisition of Seaton, which was completed on June 30, 2014, the acquisition of MDT, which was completed on February 4, 2013, the acquisition of The Work Connection, which was completed October 1, 2013 and the acquisition of certain assets of Crowley Transportation Services, which was completed June 2013. In addition, other charges for the fiscal year ended January 1, 2017, consist of costs of $2.6 million associated with our exit from the Amazon delivery business, $1.3 million adjustment to increase the earn-out associated with the acquisition of SIMOS, and branch signage write branch signage write-offs of $1.6 million due to our re-branding to PeopleReady.
3. The Goodwill and intangible asset impairment charge for the fiscal year ended January 1, 2017, included $99.3 million of impairment charges relating to our Staff Management | SMX, hrX, and PlaneTechs reporting units, and write-off of the CLP and Spartan reporting unit trade names/trademarks of $4.3 million due to the re-branding to PeopleReady.
4. These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates and reduce our income taxes.

October 2017 16

Reconciliation of Segment EBITDA to Adjusted EBITDA

(Unaudited, in thousands)	53 Weeks Ended Jan 1, 2017		
	PeopleReady	PeopleManagement	PeopleScout
Segment EBITDA (1)	$ 101,270	$ (60,452)	$ 19,116
Goodwill and intangible asset impairment charge (2)	4,275	84,100	15,169
Work Opportunity Tax Credit processing fees (3)	1,858	—	—
Acquisition/integration and other costs (4)	1,660	3,909	—
Adjusted EBITDA (1)	$ 109,063	$ 27,557	$ 34,285

1. Segment earnings before interest, taxes, depreciation and amortization ("Segment EBITDA") is a primary measure of segment performance. Segment EBITDA includes net sales to third parties, related cost of sales, and selling, general and administrative expenses directly attributable to the reportable segment together with certain allocated corporate general and administrative expenses. Segment EBITDA excludes unallocated corporate general and administrative expenses. Adjusted EBITDA by segment is a non-GAAP financial measure and further excludes acquisition/integration and other costs, goodwill and intangible asset impairment charge, and Work Opportunity Tax Credit third-party processing fees. Adjusted EBITDA by segment is a key measure used by management to assess performance and, in our opinion, enhances comparability and provides investors with useful insight into the underlying trends of the business. Adjusted EBITDA by segment should not be considered a measure of financial performance in isolation or as an alternative to Income (loss) from operations in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.
2. The goodwill and intangible asset impairment charges for the thirteen weeks ended June 24, 2016, relate to our Staff Management | SMX, hrX, and PlaneTechs reporting units. The impairment charge of $99 million is equivalent to $80 million after tax or $1.91 per diluted share.
3. These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates and reduce our income taxes.
4. Acquisition and integration costs related to the acquisition of the recruitment process outsourcing business of Aon Hewitt, which was completed on January 4, 2016, and the acquisition of SIMOS, which was completed on December 1, 2015. In addition, other costs for the fiscal year ended January 1, 2017, consist of $2.6 million costs associated with our exit from the Amazon delivery business, $1.3 million adjustment to increase the earn-out associated with the acquisition of SIMOS, and branch signage write-offs of $1.6 million due to our re-branding to PeopleReady.

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flows

(Unaudited, in thousands)	53 Weeks Ended Jan 1, 2017	52 Weeks Ended Dec 25, 2015	52 Weeks Ended Dec 26, 2014	52 Weeks Ended Dec 27, 2013	52 Weeks Ended Dec 28, 2012
Net cash provided by operating activities	$ 261,754	$ 72,072	$ 47,525	$ 86,068	$ 52,323
Capital expenditures	(29,042)	(18,394)	(16,918)	(13,003)	(17,826)
Free cash flows	$ 232,712	$ 53,678	$ 30,607	$ 73,065	$ 34,497

October 2017 17